UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 3, 2013

Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)

(816) 237-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Novation Companies, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on April 3, 2013 (the “Original Report”), to include Exhibit 99.1, Shareholder Letter Mailed April 3, 2013. Due to an oversight by our filing services provider, this exhibit was inadvertently not included as referenced in the Original Report. Except for the amendment detailed within this explanatory paragraph, the Original Report remains unchanged.

Item 8.01. Other Events.

Novation Companies, Inc. (the “Company”) sent a letter to the shareholders of the Company on April 3, 2013, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed with this report as required by Item 601 of Regulation S-K:

Exhibit No.	Description of Document
99.1	Shareholder Letter mailed April 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: April 4, 2013	/s/ Rodney E. Schwatken
Rodney E. Schwatken

Senior Vice President, Chief Financial Officer,
Treasurer and Secretary